SUBJECT TO REVISION
SERIES TERM SHEET DATED SEPTEMBER 25, 2000

                                 REVISED (III)

                             [GRAPHIC APPEARS HERE]

                                  $243,937,000

                                OMI Trust 2000-C
                                     Issuer
                       Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer

          Senior/Subordinated Pass-Through Certificates, Series 2000-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2000-C. The Series Term
Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference into the Registration Statement.

Neither Credit Suisse First Boston nor any of its affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange
Commission and declared effective. The final prospectus supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final prospectus and prospectus supplement to which the securities relate. Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.


                           Credit Suisse First Boston

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         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the
Series 2000-C Pooling and Servicing Agreement (including the May 1999 Edition to the Standard Terms) to be dated as of September 1, 2000, among Oakwood Mortgage
Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and
Wells Fargo Bank Minnesota, National Association, as Trustee.
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    The Offered Certificates
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                                                                   AVERAGE               MODIFIED
                  PRINCIPAL                       S&P / MOODY'S     LIFE                 DURATION      FIRST        LAST
CLASS             AMOUNT(1)       DESCRIPTION     RATINGS(2)       (YRS)(3)    COUPON    (YRS) (3)     PAY(3)       PAY(3)
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
A-1             $189,284,000      Senior          AAA / Aaa        4.26       (4) (5)      TBD           10/00        2/15
M-1               25,327,000      Mezzanine       AA / Aa3         9.62       (4) (5)      TBD            4/05        2/15
M-2               15,996,000      Mezzanine       A/A3             9.62       (4) (5)      TBD            4/05        2/15
B-1               13,330,000      Subordinate     BBB / Baa3       9.56       (4) (5)      TBD            4/05        2/15

                                          (1)   The aggregate initial principal balance of the certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the classes of certificates. Accordingly, any investor's commitments with respect to the certificates may be increased or decreased correspondingly.
                                          (2)   It is a condition to the issuance of the certificates that they be A security rated as above. rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.
                                          (3)   Assumed that the 10% optional termination is exercised. Data run at a prepayment speed of 200% MHP.
                                          (4)   Computed on the basis of a 360-day year of twelve 30-day months.
                                          (5)   The lesser of (i) specified rate per annum, or (ii) the weighted average net asset rate for the related distribution date.
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Class Designations
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     Class A Certificates......................  Class A-1 certificates.
     Class M Certificates......................  Class M-1 and class M-2 certificates.
     Class B Certificates......................  Class B-1 and class B-2 certificates.
     Subordinated Certificates.................  Class M, class B, class X and class R certificates.
     Offered Certificates......................  Class A, class M and class B-1 certificates.
     Offered Subordinated Certificates.........  Class M and class B-1 certificates.
Other Certificates.............................  The class B-2, class X, and class R certificates are not being offered hereby.
                                                 The class B-2 certificates are expected to be sold in a private placement and will be acquired on the closing date by an affiliate of Oakwood Mortgage. The class X and class R certificates are expected to be sold initially to related entities of Oakwood Mortgage, which may offer them in the future in one or more privately negotiated transactions.

Denominations..................................  The Offered Certificates will be book-entry certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

Cut-off Date...................................  With respect to each initial asset, September 1, 2000, or with respect to each subsequent asset, the date as of which such asset is purchased by the trust.

Distribution Dates.............................  The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in October 2000.

Record Date....................................  With respect to each distribution date, for the Offered Certificates, the close of business on the last business day of the month preceding the month in which such distribution date occurs (each, a "Record Date").

Interest Accrual Period........................  With respect to each distribution date, for the Offered Certificates, the calendar month preceding the month in which the distribution date occurs
                                                 (each, an "Interest Accrual Period").

Pre-Funding Account............................  The Trustee will establish a trust account (the "Pre-Funding Account"). On the closing date, approximately $64,416,658 (the "Pre-Funded Amount") will be deposited in the Pre-Funding Account to provide the trust with funds to purchase subsequent assets within 90 days after the closing date. The subsequent assets will, in the aggregate, have characteristics very similar to the characteristics of the initial assets. Among other things, the weighted average net asset rate may not be more than 0.50% lower at the end of the pre-funding period than it is on the closing date. The Trustee will also

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                                                 establish a capitalized interest account on the closing date to provide protection against interest shortfalls on your certificates during the pre-funding period.

Distributions..................................  The "Available Distribution Amount" for a distribution date generally will include (1)(a) monthly payments of principal and interest due on the assets during the related Collection Period, to the extent such payments were actually collected from the obligors or advanced by the servicer and (b)
                                                 unscheduled payments received with respect to the assets during the related
                                                 Prepayment Period, including principal prepayments, the portion of the
                                                 Pre-funded Amount not used to acquire subsequent assets by the end of the
                                                 Pre-Funding period, Compensating Interest, proceeds of repurchases, net liquidation proceeds and net insurance proceeds, less (2)(a) amounts required to reimburse the servicer for previously unreimbursed Advances in accordance with the pooling and servicing agreement, (b) amounts required to reimburse
                                                 Oakwood Mortgage or the servicer for certain reimbursable expenses in accordance with the pooling and servicing agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an asset in accordance with the pooling and servicing agreement, (d) the Interest
                                                 Deficiency Amount or portion thereof, if any, paid from collections on the preceding distribution date, (e) the Trustee's fee, and (f) if Oakwood
                                                 Acceptance is not the servicer, the Servicing Fees for the related Collection
                                                 Period.


                                                 The Class A Certificates are entitled to principal distributions that are senior in priority to distributions on the other classes of Offered
                                                 Certificates. The class A-1 Principal Distribution Amount for any distribution date prior to the Crossover date or as to which the Principal Distribution
                                                 Tests are not met will equal the entire Principal Distribution Amount, and on any other distribution date will equal the class A-1 percentage of the
                                                 Principal Distribution Amount. The class M-1 Principal Distribution Amount for any distribution date will equal (a) as long as any class A-1 certificates remain outstanding and prior to the Cross-over Date, zero, (b) on any distribution date as to which the Principal Distribution Tests are not met and any class A-1 certificates remain outstanding, zero, (c) on any distribution date as to which the Principal Distribution Tests are not met and the class
                                                 A-1 certificates have been retired, the Principal Distribution Amount, or (d)
                                                 on any other distribution date, the class M-1 percentage of the Principal
                                                 Distribution Amount. The class M-2 Principal Distribution Amount for any distribution date will equal (a) as long as any class A-1 or class M-1 certificates remain outstanding and prior to the Cross-over Date, zero, (b) on any distribution date as to which the Principal Distribution Tests are not met and any class A-1 or class M-1 certificates remain outstanding, zero, (c) on any distribution date as to which the Principal Distribution Tests are not met and the class A-1 and class M-1 certificates have been retired, the Principal
                                                 Distribution Amount, or (d) on any other distribution date, the class M-2 percentage of the Principal Distribution Amount. The Class B-1 Principal
                                                 Distribution Amount for any distribution date will equal (a) as long as any class A-1, class M-1 or class M-2 certificates remain outstanding and prior to the Cross-over Date, zero, (b) on any distribution date as to which the
                                                 Principal Distribution Tests are not met and any class A-1, class M-1 or class
                                                 M-2 certificates remain outstanding, zero, (c) on any distribution date as to which the Principal Distribution Tests are not met and the class A-1,class M-1 and class M-2 certificates have been retired, the Principal Distribution
                                                 Amount, or (d) on any other distribution date, the class B-1 percentage of the
                                                 Principal Distribution Amount.

                                                 If an Interest Deficiency Event occurs on any distribution date with respect to the class M-1, class M-2, class B-1 or class B-2, collections received after the end of the related Collection Period and prior to such distribution date will be applied, up to a limited amount determined by the rating agencies, to remedy

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                                                 such deficiency in order of class seniority. Any remaining deficiency will be carried forward as shortfall for the next distribution date. "Interest
                                                 Deficiency Event" means, with respect to the class M-1, class M-2, class B-1 and class B-2 certificates and a distribution date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the current
                                                 Interest Distribution Amounts, Interest Distribution Amounts remaining unpaid from prior distribution dates, Writedown Interest Distribution Amounts or
                                                 Carryover Writedown Interest Distribution Amounts for these classes and distribution date (the "Interest Deficiency Amount").

                                                 Distributions will be made on each distribution date to holders of record on the preceding Record Date. Distributions on a class of certificates will be allocated among the certificates of such class in proportion to their respective percentage interests.

Priority of Distributions......................  On each distribution date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                                 (1) first, to the class A certificates (a) first, the related Interest
                                                 Distribution Amount for such distribution date and (b) second, any Interest
                                                 Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                                 (2) second, to the class M-1 certificates, (a) first, the related Interest
                                                 Distribution Amount for such distribution date and (b) second, any Interest
                                                 Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                                 (3) third, to the class M-2 certificates, (a) first, the related Interest
                                                 Distribution Amount for such distribution date and (b) second, any Interest
                                                 Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                                 (4) fourth, to the class B-1 certificates, (a) first, the related Interest
                                                 Distribution Amount for such distribution date and (b) second, any Interest
                                                 Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                                 (5) fifth, to the class B-2 certificates, (a) first, the related Interest
                                                 Distribution Amount for such distribution date and (b) second, any Interest
                                                 Distribution Amounts remaining unpaid from previous distribution dates, plus interest on this carryover amount, if any, for such distribution date;

                                                 (6) sixth, to the class A certificates any Principal Distribution Amounts remaining unpaid from previous distribution dates.

                                                 (7) seventh, to the class A certificates, the related Principal Distribution
                                                 Amount until the Class A certificate principal balance is reduced to zero

                                                 (8) eighth, to the class M-1 certificates, (a) first, any related Writedown
                                                 Interest Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any related Principal
                                                 Distribution Amount until the class M-1 certificate principal balance is reduced to zero;

                                                 (9) ninth, to the class M-2 certificates, (a) first, any related Writedown
                                                 Interest Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from

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                                                 prior distribution dates, and (d) fourth, any related Principal Distribution
                                                 Amount until the class M-2 certificate principal balance is reduced to zero;

                                                 (10) tenth, to the class B-1 certificates, (a) first, any related Writedown
                                                 Interest Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any related Principal
                                                 Distribution Amount until the class B-1 certificate principal balance is reduced to zero;

                                                 (11) eleventh, to the class B-2 certificates, (a) first any related Writedown
                                                 Interest Distribution Amount for such distribution date, (b) second, any related Carryover Writedown Interest Distribution Amount for such distribution date, (c) third, any related Principal Distribution Amounts remaining unpaid from prior distribution dates, and (d) fourth, any related Principal
                                                 Distribution Amount until the class B-2 certificate principal balance is reduced to zero;

                                                 (12) twelfth, if Oakwood Acceptance is the servicer, to the servicer, the following amounts in sequential order: (i), the Servicing Fees for the related
                                                 Collection Period, and (ii) any Servicing Fees from previous distribution dates remaining unpaid;

                                                 (13) thirteenth, sequentially to (i) the class A certificates, (ii) class M-1 certificates, (iii) class M-2 certificates, (iv) class B-1 certificates and
                                                 (v) class B-2 certificates, the Accelerated Principal Distribution Amount for
                                                 such distribution date until the certificate principal balance of each class is reduced to zero;

                                                 (14) fourteenth, to the class X certificates, in the following sequential order: (i) the current class X Strip Amount; and (ii) any class X Strip
                                                 Amounts from previous distribution dates remaining unpaid; and

                                                 (15) finally, any remainder to the class R certificates.

                                                 The primary credit support for the class A Certificates is the subordination of the Subordinated Certificates and overcollateralization; for the class M-1 certificates is the subordination of the class M-2, class B, class X, and class R certificates and overcollateralization; for the class M-2 certificates is the subordination of the class B, class X and class R certificates and overcollateralization; and for the class B-1 certificates is the subordination of the class B-2, class X, and class R certificates and overcollateralization.

Cross-over Date................................  The later to occur of (a) the distribution date occurring in April 2005 or (b)
                                                 the first distribution date on which the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the certificate principal balance - as adjusted for write-downs - of the
                                                 Subordinated Certificates and the Current Overcollateralization Amount for
                                                 such distribution date and the denominator of which is the Pool Scheduled
                                                 Principal Balance on such distribution date, equals or exceeds [1.75] times the percentage equivalent of a fraction, which shall not be greater than 1, the numerator of which is the sum of the initial aggregate certificate principal balance - as adjusted for write-downs - of the Subordinated
                                                 Certificates and the Initial Overcollateralization Amount and the denominator of which is the Pool Scheduled Principal Balance as of September 1, 2000.

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Performance Test...............................  The Average Sixty Day Delinquency Ratio is less than or equal to 5.5%, the
                                                 Current Realized Loss Ratio is less than or equal to 3.0%; and the Cumulative
                                                 Realized Losses are less than or equal to the following percentages of the original Pool Scheduled Principal Balance set forth below: 7% April 2005 through September 2006, 8% October 2006 through September 2007, 9.5% October
                                                 2007 through March 2009, and 10.5% thereafter.


Overcollateralization..........................  Excess interest collections will be applied, to the extent available, to make accelerated payments of principal on the class A-1, class M-1, class M-2, class B-1 and class B-2 certificates. The "Target Overcollateralization
                                                 Amount" generally shall mean, (i) for any distribution date prior to the
                                                 Crossover Date, 6.5% of the Pool Scheduled Principal Balance as of September
                                                 1, 2000 and (ii) for any other distribution date, the lesser of (x) 6.5% of the Scheduled Principal Balance as of September 1, 2000, and (y) 11.375% of
                                                 the then-outstanding Pool Scheduled Principal Balance; provided, however, that in no event shall the Target Overcollateralization Amount be less than 0.5% of the Pool Scheduled Principal Balance as of September 1, 2000. On the closing date, the initial overcollateralization amount shall equal at least 3.0% of the Pool Scheduled Principal Balance as of September 1, 2000.

                                                 The "Current Overcollateralization Amount" shall mean, for any distribution date, the positive difference, if any, between the Pool Scheduled Principal
                                                 Balance of the assets and the certificate principal balance of all the outstanding classes of certificates. The "Accelerated Principal Distribution
                                                 Amount" for any distribution date shall be the positive difference, if any, between the Target Overcollateralization Amount and the Current
                                                 Overcollateralization Amount.

Allocation of Writedown Amounts................  The Writedown Amount for any distribution date will be the amount, if any, by which the aggregate certificate principal balance of all certificates, after all distributions have been made on the certificates on such distribution date, exceeds the Pool Scheduled Principal Balance of the assets for the next distribution date. The Writedown Amount will be allocated among the classes of
                                                 Subordinated Certificates in the following order of priority:

                                                 (1) first, to the class B-2 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero;

                                                 (2) second, to the class B-1 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero;

                                                 (3) third, to the class M-2 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero.

                                                 (4) fourth, to the class M-1 certificates, to be applied in reduction of the certificate principal balance - as adjusted for write-downs - of such class until it has been reduced to zero.

Advances.......................................  For each distribution date, the servicer will be obligated to make an advance
                                                 (a "P&I Advance") in respect of any delinquent monthly payment that will, in the servicer's judgement, be recoverable from late payments on or liquidation proceeds from such asset. The servicer will also be obligated to make advances
                                                 ("Servicing Advances" and, together with P&I Advances, " Advances ") in respect of liquidation expenses and certain taxes and insurance premiums not paid by an obligor on a timely basis, to the extent the

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                                                 servicer deems such Servicing Advances recoverable out of liquidation proceeds or from subsequent collections. P&I Advances and Servicing Advances are reimbursable to the servicer under certain circumstances. In addition, the servicer is obligated under certain circumstances to pay Compensating Interest with respect to any asset that prepays on a date other than on a Due Date for such asset.


Final Scheduled Distribution Dates.............  To the extent not previously paid prior to such dates, the outstanding principal amount of each class of Offered Certificates will be payable on the distribution date set forth below (with respect to each class of certificates, the "Final Scheduled Distribution Date"). For each class of the class A certificates, the Final Scheduled Distribution Dates were determined based on the assumptions that (I) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Asset Characteristics and (ii) the
                                                 optional termination right is not exercised by the servicer. For each class of the Subordinate Certificates, the Final Scheduled Distribution Dates were determined by the maturity date of the asset with the latest stated maturity.


                                                                                Final Scheduled
                                                                               Distribution Dates
                                                                               ------------------
                                                 Class A-1 Certificates...........April 15, 2030
                                                 Class M-1 Certificates...........October 15, 2032
                                                 Class M-2 Certificates...........October 15, 2032
                                                 Class B-1 Certificates...........October 15, 2032

Optional Termination...........................  The servicer at its option and subject to the limitations imposed by the pooling and servicing agreement, will have the option to purchase from the
                                                 Trust all assets then outstanding and all other property in the trust on any distribution date occurring on or after the distribution date on which the sum of the certificate principal balance of the certificates is less than 10% of the sum of the original certificate principal balance of the certificates. The servicer also may terminate the trust estate if it determines that there is a substantial risk that the trust estate's REMIC status will be lost.

Auction Sale...................................  If the servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the trustee shall solicit bids for the purchase of all assets then outstanding and all other property in the trust estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to certificateholders.

Initial Assets.................................  The trust will consist of (1) manufactured housing installment sales contracts secured by security interests in manufactured homes, and with respect to certain of the contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related manufactured homes are located, and (2)
                                                 mortgage loans secured by first liens on the real estate to which the related manufactured homes are deemed permanently affixed. On the closing date, the trust expects to (i) purchase 6,170 initial assets with an aggregate principal balance of approximately $202,181,280.46 as of the Cut-off Date and (ii)
                                                 receive the Pre-Funded Amount, which will be used to acquire additional contracts and mortgage loans. This term sheet only contains information on the initial assets, which represent approximately 80.87% of the total expected asset pool. As of September 1, 2000, all of the initial assets are fixed rate collateral. As of the Cut-off Date, approximately 27.20% of the initial assets are mortgage loans and approximately 0.27% of the initial assets are
                                                 Land-Secured Contracts. Based on Cut-off Date Pool Scheduled Principal
                                                 Balance, approximately 75.81% of the initial assets are secured by manufactured homes which were new, approximately 7.19% of the initial assets are secured by manufactured homes which were used, approximately 16.66% of the initial

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                                                 assets are secured by manufactured homes which were repossessed, and approximately 0.34% of the initial assets are secured by manufactured homes which were transferred. As of the Cut-off Date, the initial assets were secured by manufactured homes or mortgaged properties located in 41 states and the District of Columbia, and approximately 21.36% and 13.74% of the initial assets were secured by manufactured homes or mortgaged properties located in
                                                 North Carolina and Texas, respectively, based on the mailing addresses of the obligors on the assets as of the Cut-off Date. Each initial asset bears interest at an annual percentage rate of at least 6.25% and not more than
                                                 18.00%. The weighted averaged APR of the initial assets as of the Cut-off Date is approximately 12.17%. The initial assets have remaining terms to maturity as of the Cut-off Date of at least 4 months but not more than 360 months and original terms to stated maturity of at least 24 months but not more than 360 months. As of the Cut-off Date, the initial assets had a weighted average original term to stated maturity of approximately 299 months, and a weighted average remaining term to stated maturity of approximately 287 months. The
                                                 6,164 initial assets for which such information is available have a
                                                 Loan-to-Value Ratio as of the Cut-off Date of at least 14.33% but not more than 100.00%, with a weighted average Loan-to-Value Ratio of approximately
                                                 90.27%. The final scheduled payment date on the asset with the latest maturity occurs in October 2030.

                                                 The servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each manufactured homes or mortgaged properties.

Certain Federal Income Tax
Consequences...................................  For federal income tax purposes, the trust estate will be treated as one or more real estate mortgage investment conduits (each, a "REMIC"). The class A, class M, class B and class X certificates will constitute "regular interests"
                                                 in a REMIC for federal income tax purposes. The class R certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

Recent Developments............................  In November 1998, four shareholder suits were filed against Oakwood Homes and certain of its directors and officers. These suits have been consolidated in one suit in the Middle District of North Carolina. The lawsuit generally alleges that certain of Oakwood Homes' financial statements were false and misleading and that certain other disclosures were inaccurate. Oakwood Homes has filed a motion to dismiss this complaint, and in July of 2000, the magistrate hearing this suit submitted a recommended order dismissing the plaintiffs' complaint with prejudice. The plaintiffs have objected to the magistrate's recommended order and the matter is not before the District Court judge. Oakwood Mortgage believes that this lawsuit will not adversely affect distributions on your certificates.

                                                 In addition, in an action unrelated to the shareholder suit mentioned above,
                                                 Oakwood Homes announced on September 20, 2000 the resignation of William G.
                                                 Edwards as Chairman, Chief Executive Officer and a Director of Oakwood Homes
                                                 and Oakwood Acceptance. Mr. Edwards will continue to act as an advisor to
                                                 Oakwood Homes. Oakwood Mortgage believes that this change will not adversely affect distribution on your certificates.

ERISA Considerations...........................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee
                                                 Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors")
                                                 should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction

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                                                 that is prohibited either under ERISA or the Code.

                                                 Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered
                                                 Subordinated Certificates by a Plan Investor may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or civil penalties. Accordingly, none of the Offered Subordinated Certificates are offered for sale, and are not transferable, to a Plan Investor, unless such
                                                 Plan Investor provides the Seller and the Trustee with a Benefit Plan Opinion, or the circumstances described in clause (ii) below are satisfied. Unless such
                                                 Opinion is delivered, each person acquiring an Offered Subordinated
                                                 Certificate will be deemed to represent to the trustee, Oakwood Capital and the servicer that either (i) such person is not a Plan Investor subject to
                                                 ERISA or Section 4975 of the Code, or (ii) such person is an insurance company that is purchasing an Offered Subordinated Certificate with funds from its
                                                 "general account" and the provisions of Prohibited Transaction Class Exemption
                                                 95-60 will apply to exempt the purchase, holding and resale of such
                                                 Certificate, and transactions in connection with the servicing, operation and management of the trust from the prohibited transaction rules of ERISA and the
                                                 Code.

Legal Investment Considerations................  When the amount on deposit in the Pre-Funding Account has been reduced to zero, the class A-1 certificates and class M-1 certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

                                                 The class M-2 and B-1 certificates are not "mortgage related securities" for purposes of SMMEA because such certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.

Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.

                                                 Asset Servicing Portfolio
                                                    (Dollars in thousands)

                                                       At September 30,                             June 30,
                                  ------------------------------------------------------------------------------------------
                                       1995           1996         1997       1998         1999         1999          2000
                                       ----           ----         ----       ----         ----         ----          ----
Total Number of Serviced Assets
  Oakwood Originated............      51,566         67,120       89,411      111,351      122,955      120,110       124,282
  Acquired Portfolios...........       4,872          4,177        3,602        2,818        2,160        2,298         1,822
Aggregate Outstanding Principal
Balance of Serviced Assets
  Oakwood Originated............  $1,130,378     $1,687,406   $2,499,794   $3,536,657   $4,223,475   $4,068,377    $4,456,065
  Acquired Portfolios...........     $70,853        $57,837      $47,027      $35,882      $26,306      $28,332       $21,302
Average Outstanding Principal
Balance per Serviced Asset
  Oakwood Originated............       $21.9          $25.1        $28.0        $31.8        $34.3        $33.9         $35.9
  Acquired Portfolios...........       $14.5          $13.8        $13.1        $12.7        $12.2        $12.3         $11.7
Weighted Average Interest Rate
of Serviced Assets
  Oakwood Originated............        12.0%          11.5%        11.0%        10.8%        10.6%        10.7%         10.7%
  Acquired Portfolios...........        11.3%          11.2%        11.1%        11.0%        10.7%        10.8%         10.8%


                                                 Delinquency Experience(1)
                                                 (Dollars in thousands)

                                                           At September 30,                      June 30,
                                          ---------------------------------------------------------------------------
                                          1995     1996      1997       1998         1999         1999          2000
                                          ----     ----      ----       ----         ----         ----          ----
Total Number of Serviced Assets
  Oakwood Originated..............        51,566   7,120    89,411     111,351      122,955      120,110       124,282
  Acquired Portfolios.............         4,872   4,177     3,602       2,818        2,160        2,298         1,822
Number of Delinquent Assets (2)
  Oakwood Originated:
   30-59 Days......................          601     835     1,171       2,345        3,391        2,274         2,316
   60-89 Days......................          185     308       476         906        1,046          845           987
   90 Days or More.................          267     492       716       1,222        1,783        1,319         1,853
  Total Number of Assets Delinquent        1,053   1,635     2,363       4,473        6,220        4,438         5,156
  Acquired Portfolios
   30-59 Days......................           63      66        90          75           59           40            41
   60-89 Days......................           17      23        23          31           14           10            16
   90 Days or More.................           76      62        75          57           45           48            43
  Total Number of Assets Delinquent          156     151       188         163          118           98           100
Total Delinquencies as a Percentage of
  Serviced Assets (3).............
  Oakwood Originated..............           2.0%    2.4%      2.6%        4.0%         5.1%         3.7%          4.1%
  Acquired Portfolios.............           3.2%    3.6%      5.2%        5.8%         5.5%         4.3%          5.5%

-------------------------------
 (1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
 (2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
 (3) By number of assets.

                                      Loan Loss/Repossession Experience (7)
                                          (Dollars in thousands)

                                                 At or for the fiscal year                         At or for the nine months
                                                        ended                                                ended
                                                     September 30,                                          June 30,
                                      ------------------------------------------------------   ------------------------------
                                        1995       1996        1997         1998        1999         1999          2000
                                        ----       ----        ----         ----        ----         ----          ----

Total Number of Serviced Assets (1)     56,438     71,297      93,013       114,169     125,115      122,408       126,104
Average Number of Serviced
  Assets During Period............      50,742     63,868      82,155       103,591     119,642      118,289       125,610
Number of Serviced
  Assets Repossessed..............       1,718      2,746       3,885         5,411       7,790        5,795         6,160
Serviced Assets Repossessed as a
  Percentage of Total Serviced
  Assets (2)......................        3.04%      3.85%       4.18%         4.74%       6.23%        6.31%(6)      6.51%(6)
Serviced Assets Repossessed as a
  Percentage of Average Number
  of Serviced Assets..............        3.39%      4.30%       4.73%         5.22%       6.51%        6.53%(6)      6.54%(6)
Average Outstanding Principal
  Balance of Assets (3)...........
  Oakwood Originated..............    $976,905 $1,409,467  $2,065,033    $2,978,235  $3,839,274   $3,761,762    $4,297,018
  Acquired Portfolios.............     $30,235    $27,351     $22,943       $19,179     $14,781      $15,252       $11,374
Net Losses from Asset
  Liquidation(4):
  Total Dollars (3)...............
    Oakwood Originated............      $7,303    $14,248     $26,872       $45,189     $66,037      $50,751       $61,186
    Acquired Portfolios...........        $473       $592        $528          $220        $173         $144           $60
  As a Percentage of Average
  Outstanding Principal Balance
  of Assets (3) (5)
    Oakwood Originated............        0.75%      1.01%       1.30%         1.52%       1.72%        1.80%(6)      1.90%(6)
    Acquired Portfolios...........        1.56%      2.16%       2.30%         1.15%       1.17%        1.26%(6)      0.70%(6)


 (1) As of period end.

 (2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.

 (3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.

 (4) Net losses represent all losses incurred on Oakwood Acceptance -serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.

 (5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.

 (6) Annualized.

 (7) The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.



                                                      Initial Assets


                                    Geographical Distribution of Manufactured Homes(1)

                                                     Aggregate
                                 Number of      Scheduled Principal              Percentage of
Geographic Location           Initial Assets         Balance                Initial Asset Pool by SPB
-----------------------------------------------------------------------------------------------------
Alabama...........              138               $     5,326,517                        2.63%
Arizona...........              157                    11,082,142                        5.48
Arkansas..........               63                     2,404,312                        1.19
California........               23                     1,309,992                        0.65
Colorado..........               72                     3,637,605                        1.80
Delaware..........               74                     1,665,570                        0.82
Florida...........              124                     5,476,530                        2.71
Georgia...........              170                     6,508,701                        3.22
Idaho.............               40                     2,366,330                        1.17
Illinois..........                7                       224,400                        0.11
Indiana...........                5                        85,675                        0.04
Kansas............               25                     1,175,660                        0.58
Kentucky..........              159                     4,501,033                        2.23
Louisiana.........              113                     4,941,155                        2.44
Maine.............                1                        51,523                        0.03
Maryland..........               26                       463,924                        0.23
Massachusetts.....                1                         9,426                        *
Michigan..........                4                       218,272                        0.11
Minnesota.........                2                        96,303                        0.05
Mississippi.......              128                     4,991,623                        2.47
Missouri..........              125                     5,106,823                        2.53
Montana...........                1                        97,367                        0.05
Nevada............               15                     1,272,409                        0.63
New Hampshire.....                1                        10,996                        0.01
New Jersey........                4                        88,555                        0.04
New Mexico........               85                     4,033,292                        1.99
New York..........                9                       154,957                        0.08
North Carolina....            1,882                    43,181,628                       21.36
North Dakota......                1                        29,251                        0.01
Ohio..............               97                     3,847,131                        1.90
Oklahoma..........               78                     3,357,765                        1.66
Oregon............               67                     6,217,285                        3.08
Pennsylvania......                5                       273,003                        0.14
South Carolina....              720                    15,685,411                        7.76
Tennessee.........              336                    12,723,685                        6.29
Texas.............              637                    27,773,888                       13.74
Utah..............               16                     1,316,556                        0.65
Virginia..........              570                    11,741,244                        5.81
Washington........               54                     5,055,399                        2.50
Washington DC.....                1                         7,638                        *
West Virginia.....              121                     2,854,856                        1.41
Wyoming...........               13                       815,446                        0.40
                                 --                       -------                        ----
Total                         6,170                 $ 202,181,280                      100.00%
                              -----                 -------------                      -------

-----------------
(1) Based on the mailing address of the obligor on the related initial asset as of the Cut-off Date.
(*) Less than 0.01%

003729168.NYW
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                    Year of Origination of Assets (1)

                                              Aggregate
                        Number of             Scheduled                    Percentage of
Year of Origination   Initial Assets      Principal Balance          Initial Asset Pool by SPB
------------------------------------------------------------------------------------------------
1987...............         2                  $ 9,849                           *
1988...............       191                1,097,589                          0.54%
1989...............       254                1,867,040                          0.92
1990...............       720                6,523,721                          3.23
1991...............       405                3,907,816                          1.93
1992...............       487                5,400,135                          2.67
1993...............       128                1,731,226                          0.86
1994...............         1                    5,267                           *
1995...............         2                   73,306                          0.04
1996...............         5                  179,351                          0.09
1997...............         1                   38,681                          0.02
1998...............         3                   97,071                          0.05
1999...............        25                1,465,122                          0.72
2000...............     3,946              179,785,106                         88.92
                        -----            -------------                        ------
    Total..........     6,170            $ 202,181,280                        100.00%
                        =====            =============                        ======

-----------------
(1) The weighted average seasoning of the initial assets was approximately 12 months as of the Cut-off Date.
(*) Less than 0.01%.

                                 Distribution of Remaining Loan Balance (1)

                                Number of           Aggregate
                                Initial            Scheduled                Percentage of
Remaining Loan Balance          Assets          Principal Balance      Initial Asset Pool by SPB
--------------------------------------------------------------------------------------------------
$ 4,999.99 or less                 326              $ 1,094,980               0.54%
$ 5,000.00  - $  9,999.99        1,046                8,168,858               4.04
$ 10,000.00 - $ 14,999.99          776                9,380,235               4.64
$ 15,000.00 - $ 19,999.99          229                3,969,955               1.96
$ 20,000.00 - $ 24,999.99          338                7,747,359               3.83
$ 25,000.00 - $ 29,999.99          603               16,575,618               8.20
$ 30,000.00 - $ 34,999.99          579               18,731,043               9.26
$ 35,000.00 - $ 39,999.99          415               15,478,106               7.66
$ 40,000.00 - $ 44,999.99          291               12,335,682               6.10
$ 45,000.00 - $ 49,999.99          287               13,604,582               6.73
$ 50,000.00 - $ 54,999.99          246               12,892,324               6.38
$ 55,000.00 - $ 59,999.99          208               11,928,842               5.90
$ 60,000.00 - $ 64,999.99          156                9,740,860               4.82
$ 65,000.00 - $ 69,999.99          109                7,360,305               3.64
$ 70,000.00 - $ 74,999.99           94                6,815,646               3.37
$ 75,000.00 - $ 79,999.99           87                6,714,863               3.32
$ 80,000.00 - $ 84,999.99           66                5,433,505               2.69
$ 85,000.00 - $ 89,999.99           51                4,473,233               2.21
$ 90,000.00 - $ 94,999.99           47                4,334,078               2.14
$ 95,000.00 - $ 99,999.99           37                3,596,143               1.78
$100,000.00 or more                179               21,805,061              10.78
                                 -----            -------------              -----
      Total..............        6,170            $ 202,181,280             100.00%
                                 =====            =============             ======

----------------------
 (1) The highest remaining asset amount was $283,471.15 which represents approximately 0.14% of the aggregate remaining principal balance of the initial assets. The average remaining principal amount of the initial assets was approximately $32,768.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                 Distribution of Original Loan Balance (1)

                                Number of           Aggregate
                                 Initial            Scheduled               Percentage of
Original Loan Balance             Assets          Principal Balance     Initial Asset Pool by SPB
-------------------------------------------------------------------------------------------------
$ 4,999.99 or less                  8                $ 31,411                  0.02%
$ 5,000.00  - $  9,999.99          36                 259,286                  0.13
$ 10,000.00 - $ 14,999.99         478               3,393,351                  1.68
$ 15,000.00 - $ 19,999.99       1,246              11,643,728                  5.76
$ 20,000.00 - $ 24,999.99         854              13,424,912                  6.64
$ 25,000.00 - $ 29,999.99         669              17,549,988                  8.68
$ 30,000.00 - $ 34,999.99         592              18,975,528                  9.39
$ 35,000.00 - $ 39,999.99         417              15,431,483                  7.63
$ 40,000.00 - $ 44,999.99         294              12,383,931                  6.13
$ 45,000.00 - $ 49,999.99         292              13,807,376                  6.83
$ 50,000.00 - $ 54,999.99         247              12,930,977                  6.40
$ 55,000.00 - $ 59,999.99         207              11,839,207                  5.86
$ 60,000.00 - $ 64,999.99         158               9,847,578                  4.87
$ 65,000.00 - $ 69,999.99         109               7,350,289                  3.64
$ 70,000.00 - $ 74,999.99          93               6,732,713                  3.33
$ 75,000.00 - $ 79,999.99          90               6,937,502                  3.43
$ 80,000.00 - $ 84,999.99          65               5,351,102                  2.65
$ 85,000.00 - $ 89,999.99          51               4,465,643                  2.21
$ 90,000.00 - $ 94,999.99          47               4,329,281                  2.14
$ 95,000.00 - $ 99,999.99          38               3,690,933                  1.83
$100,000.00 or more               179              21,805,061                 10.78
                                -----           -------------                ------
       Total.............       6,170           $ 202,181,280                100.00%
                                =====           =============                ======

---------------------------
 (1) The highest original asset amount was $283,938.00 which represents approximately 0.13% of the aggregate principal balance of the initial assets at origination. The average original principal amount of the initial assets was approximately $36,024 as of the Cut-off Date.

                             Current Asset Rates (1)

                                                   Aggregate                Percentage of
                                 Number of         Scheduled             Initial Asset Pool by
Current Asset Rate            Initial Assets    Principal Balance               SPB
-----------------------------------------------------------------------------------------------
6.000%- 6.999%                    12              $ 996,813                    0.49%
7.000%- 7.999%                   144             13,777,654                    6.81
8.000%- 8.999%                   165             14,577,130                    7.21
9.000%- 9.999%                   264             18,749,284                    9.27
10.000%-10.999%                  240             14,609,588                    7.23
11.000%-11.999%                  438             20,329,114                   10.05
12.000%-12.999%                1,076             31,084,140                   15.37
13.000%-13.999%                1,025             28,355,815                   14.02
14.000%-14.999%                2,027             35,757,990                   17.69
15.000%-15.999%                  507             16,064,494                    7.95
16.000% or more                  272              7,879,259                    3.90
                               -----              ---------                    ----
   Total.......                6,170         $  202,181,280                  100.00%
                               =====         ==============                  ======

----------------
 (1) The weighted average current asset rate was approximately 12.17% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans. .

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                          Remaining Terms to Maturity of Assets (In Months) (1)

                         Number of             Aggregate             Percentage of
Remaining Term to        Initial               Scheduled           Initial Asset Pool
Maturity                 Assets              Principal Balance          by SPB
------------------------------------------------------------------------------------------------
  1 -  60                1,416               $ 10,378,676                   5.13%
 61 -  96                  800                  9,853,207                   4.87
 97 - 120                  114                  2,306,596                   1.14
121 - 156                  193                  4,631,421                   2.29
157 - 180                  339                  9,453,653                   4.68
181 - 216                   43                  1,206,456                   0.60
217 - 240                  843                 25,851,067                  12.79
241 - 300                  846                 32,447,172                  16.05
301 - 360                1,576                106,053,030                  52.45
                         -----                -----------                  -----
  Total...               6,170               $202,181,280                 100.00%
                         =====               ============                 ======

--------------------
(1) The weighted average remaining term to maturity of the initial assets was approximately 287 months as of the Cut-off Date.

                      Original Terms to Maturity of Assets (In Months) (1)

                       Number of          Aggregate                 Percentage of
Original Term to        Initial           Scheduled               Initial Asset Pool
Maturity                Assets         Principal Balance              by SPB
----------------------------------------------------------------------------------------------------
  1 -  60                34              $ 287,283                     0.14%
 61 -  96                40                626,601                     0.31
 97 - 120               282              2,980,462                     1.47
121 - 156               529              5,750,098                     2.84
157 - 180             1,934             25,759,657                    12.74
181 - 216                42              1,158,777                     0.57
217 - 240               885             27,008,472                    13.36
241 - 300               848             32,556,899                    16.10
301 - 360             1,576            106,053,030                    52.45
                      -----            -----------                    -----
 Total....            6,170          $ 202,181,280                   100.00%
                      =====          =============                   ======

-----------------
(1) The weighted average original term to maturity of the initial assets was approximately 299 months as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                               Distribution of Original Loan-to-Value Ratios of Assets(1)

                               Number of          Aggregate Scheduled      Percentage of
Loan-to-Value Ratio(2)       Initial Assets        Principal Balance     Initial Asset Pool by SPB
--------------------------------------------------------------------------------------------------

N/A..................              6                  $ 49,335                  0.02%
50% or less..........             46                 1,250,630                  0.62
51% - 55%............             24                   725,098                  0.36
56% - 60%............             33                 1,091,155                  0.54
61% - 65%............             49                 1,977,382                  0.98
66% - 70%............             59                 1,876,901                  0.93
71% - 75%............            136                 5,282,569                  2.61
76% - 80%............            323                11,536,612                  5.71
81% - 85%............            450                14,466,796                  7.16
86% - 90%............          1,976                44,556,636                 22.04
91% - 95%............          1,867                75,905,336                 37.54
96% - 100%...........          1,201                43,462,833                 21.50
                               -----                ----------                 -----
    Total............          6,170            $  202,181,280                100.00%
                               =====            ==============                ======

--------------------
(1) The weighted average original Loan-to-Value Ratio of the initial assets was approximately 90.27% as of the Cut-off Date.
(2) Rounded to nearest 1%.

          "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



                                      MHP Prepayment Sensitivities


                             0% MHP                100% MHP              150% MHP
                             ------                --------              --------

                       WAL         Maturity      WAL     Maturity     WAL     Maturity
To Call
Class A-1             13.71         5/28         7.01     1/22         5.46     4/18
Class M-1             23.49         5/28        14.53     1/22        11.41     4/18
Class M-2             23.49         5/28        14.53     1/22        11.41     4/18
Class B-1             23.45         5/28        14.42     1/22        11.30     4/18

To Maturity
Class A-1             13.78         4/30         7.24     6/28         5.72     2/26
Class M-1             23.68         1/30        15.09     2/27        12.05     4/24
Class M-2             23.63         8/29        14.93     6/25        11.84     3/22
Class B-1             23.48         12/28       14.50     9/23        11.39    12/19



                           200% MHP                 250% MHP             300% MHP
                           --------                 --------             --------

                      WAL           Maturity    WAL       Maturity    WAL       Maturity
To Call
Class A-1             4.26          2/15        3.30      10/12       2.61      1/11
Class M-1             9.62          2/15        8.66      10/12       7.94      1/11
Class M-2             9.62          2/15        8.66      10/12       7.94      1/11
Class B-1             9.56          2/15        8.66      10/12       7.94      1/11

To Maturity
Class A-1             4.50          5/23        3.47      5/20        2.71      12/17
Class M-1             10.33         5/21        9.47      2/19        8.82      3/17
Class M-2             10.14         7/19        9.29      5/17        8.67      8/15
Class B-1             9.70          3/17        8.91      5/15        8.35      1/14

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.